SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2002

                      POLLUTION RESEARCH AND CONTROL CORP.
               (Exact Name of Registrant as Specified in Charter)

         California                1-9327                   95-2746949
(State or Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)          File Number)            Identification No.)

                          9300 Wilshire Ave., Suite 308
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 248-3655
                         (Registrant's Telephone Number)



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ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on June 14, 2002, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibits 99.1. Registrant does its business under the name "Universal Detection Technology."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release, dated June 14, 2002.


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 20, 2002                   POLLUTION RESEARCH AND CONTROL CORP.

                                       By: /s/ JACQUES TIZABI
                                          ________________________________
                                           Jacques Tizabi
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBITS

99.1     Press Release, dated June 20, 2002.